SEMI-ANNUAL REPORT (unaudited)

March 31, 2002

Mosaic Government Money Market

Letter to Shareholders

The six-month period ended March 31, 2002 saw the effective annual yield of Government Money Market fall from 2.27% to 0.88%, as the Federal Reserve Board completed 11 rounds of easing, taking rates to multi-decade lows. These rate decreases are quickly reflected in the short-term notes owned in Government Money Market. The low returns of money markets have to be kept in context of the overall economic environment, and the unusual geopolitical environment that inspired so many rate cuts over the past year. It is also important to always compare current yields to current inflation, to determine real returns. Inflation remained extremely subdued through this six-month period, helping to make low yields more palatable. In any case, we expect that yields will be moving upward over the remainder of 2002, and if general economic growth continues on it current path, we should see the Federal Reserve Board begin to reverse course and raise rates, bit perhaps not until late in the year.

Economic Overview

In the wake of the September terrorist attacks, the first three months of this period saw weak bond returns, as money flowed out of bonds and back into a resurgent stock market. The staggering economy also began to show signs of life just as the experts made the recession "official." Economic news shifted from seemingly all bad to mixed news during the fourth quarter of 2001. Aggressive Fed easing throughout the year resulted in 11 reductions in the Fed Funds rate totaling 4.75%. At 1.75%, short-term interest rates hit, and remain, at multi-decade lows. The combination of lower interest rates, lower energy prices and stimulative fiscal policy set the stage for an economic recovery as 2002 unfolded. In addition, after taking another hit in the aftermath of the terrorist attacks, consumer confidence strengthened and expectations for the future improved.

The first quarter of 2002 saw modest gains at best for bonds. The overall trend in bond returns was not unexpected given that an economic recovery was bound to follow 11 Fed interest rate reductions. Bonds always anticipate an improving economy, which translates into higher interest rates, long before the Fed Open Market Committee begins to tighten. In fact, rates began to rise in November when it became clear that the shock of September 11th only stalled an economic recovery.

The strength of the 2002 recovery is still subject to question. As long as Chairman Greenspan is concerned that the underpinnings of the economy are suspect, the chance for substantially higher short-term rates is remote. This appears to be a valid concern as problems in the Mid-East will, at minimum, cool confidence and increase the price of oil. Corporate earnings are improving but have fallen short of expectations in recent periods. It appears that it will take a bit more time for this recovery to solidify. This should keep inflation, especially the Fed’s favorite indicator, Personal Consumption Deflator, under control, thereby keeping a lid on aggressive rate increases.

Given our outlook for a stronger economy we end the period holding notes on the shorter-end of the money-market spectrum. This strategy should allow us to be responsive to the increases in yields which we anticipate over the next six months.

Sincerely,

(signature)

Christopher C. Berberet, CFA
Vice President

Net Assets (unaudited)

	PRINCIPAL AMOUNT	VALUE
U.S. Government Agency Obligations: 99.0% of net assets
Federal Farm Credit Bank, 1.77%, 5/3/02	$2,000,000	$1,996,853
Federal Home Loan Bank, 1.71%, 4/12/02	2,500,000	2,498,694
Federal Home Loan Bank, 1.78%, 5/17/02	2,000,000	1,995,451
Federal Home Loan Mortgage Corp, 1.72%, 4/4/02	2,000,000	1,999,713
Federal Home Loan Mortgage Corp, 1.71%, 4/9/02	2,500,000	2,499,050
Federal Home Loan Mortgage Corp, 1.73%, 4/16/02	4,000,000	3,997,117
Federal Home Loan Mortgage Corp, 1.71%, 4/19/02	2,000,000	1,998,290
Federal Home Loan Mortgage Corp, 1.70%, 4/25/02	1,000,000	998,867
Federal Home Loan Mortgage Corp, 1.77%, 4/30/02	2,000,000	1,997,148
Federal Home Loan Mortgage Corp, 1.77%, 5/7/02	2,000,000	1,996,460
Federal Home Loan Mortgage Corp, 1.77%, 5/14/02	1,500,000	1,496,829
Federal Home Loan Mortgage Corp, 1.78%, 5/21/02	2,000,000	1,995,056
Federal National Mortgage Association, 1.71%, 4/3/02	3,000,000	2,999,715
Federal National Mortgage Association, 1.70%, 4/24/02	3,000,000	2,996,741
Federal National Mortgage Association, 1.82%, 5/8/02	2,000,000	1,996,259
Federal National Mortgage Association, 1.75%, 5/15/02	2,250,000	2,245,188
Federal National Mortgage Association, 1.77%, 5/22/02	3,000,000	2,992,477
Federal National Mortgage Association, 1.83%, 6/5/02	2,000,000	1,993,392
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $40,693,300)		$40,693,300
REPURCHASE AGREEMENT: 0.8% of net assets
Morgan Stanley Dean Witter and Company, 1.6%, dated 3/28/02, matures 4/1/02, repurchase price $337,060 (collateralized by United States Treasury Note, par value $347,067, 1.6%, 9/15/02; market value $343,844)		337,000
TOTAL INVESTMENTS (cost $41,030,300)+		$41,030,300
CASH AND RECEIVABLES LESS LIABILITIES: 0.2% of net assets		65,632
NET ASSETS: 100%		$41,095,932
CAPITAL SHARES OUTSTANDING		41,096,060
NET ASSET VALUE PER SHARE		$1.00

Notes to Statement of Net Assets:

+ Aggregate cost for federal income tax purposes as of March 31, 2002

Statement of Operations (unaudited)

For the six month period ended March 31, 2002

INVESTMENT INCOME (Note 1)
Interest income	$427,569
EXPENSES (Notes 3 and 4)
Investment advisory fees	104,182
Other expenses	79,179
Total expenses	183,361
NET INVESTMENT INCOME	$244,208

Statements of Changes in Net Assets (unaudited)

For the periods indicated

	Period Ended March 31, 2002	Year Ended September 30, 2001
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$244,208	$01,728,392
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(244,208)	(1,728,392)
CAPITAL SHARE TRANSACTIONS (Note 5)	(1,316,614)	362,190
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,316,614)	362,190
NET ASSETS
Beginning of period	$42,412,546	$42,050,356
End of period	$41,095,932	$42,412,546

Financial Highlights (unaudited)

Selected data for a share outstanding for the periods indicated.

	Period Ended March 31,	Year Ended September 30,
	2002	2001	2000	1999	1998
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.04	0.05	0.04	0.05
Less distributions from net investment income	(0.01)	(0.04)	(0.05)	(0.04)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	0.58	4.30	5.24	4.19	4.76
Ratios and supplemental data
Net assets, end of period (thousands)	$41,096	$42,413	$42,050	$43,345	$46,512
Ratio of expenses to average net assets (%)	0.881	0.88	0.88	0.88	0.88
Ratio of expenses to average net assets after fee waiver (%)	.--	.--	.--	.--	0.87
Ratio of net investment income to average net assets (%)	1.171	4.21	5.13	4.11	4.65
Ratio of net investment income to average net assets after fee waiver (%)	.--	.--	.--	.--	4.66

1 Annualized.

Notes to Financial Statements

For the period ended March 31, 2002

1. Summary of Significant Accounting Policies. Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued and guaranteed by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Fiscal Year: Effective April 1, 1997, the Fund changed its fiscal year end to September 30.

Securities Valuation: The Fund uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

Distribution of Income: Net investment income, determined as gross investment income less total expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements.  When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund’s custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund’s custodian bank. The Fund transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fee and Other Transactions with Affiliates.  The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. ("the Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly.

The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Advisor for the period ended March 31, 2002.

4. Other Expenses.  Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage (0.38%) of average net assets. The fee is accrued daily and paid monthly.

The Advisor is responsible for the fees and expenses of Trustees who are affiliated with the Advisor and for certain promotional expenses.

5. Capital Share Transactions.  An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:

	Period Ended March 31, 2002	Year Ended September 30, 2001
Shares sold	$ 8,678,182	$19,999,965
Shares issued in reinvestment of dividends	235,084	1,670,686
Total shares issued	8,913,266	21,670,651
Shares redeemed	10,229,880	21,308,461
Net increase (decrease)	$(1,316,614)	$ 362,190

The Mosaic Family of Mutual Funds

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Fund
  Mosaic Foresight Fund

Mosaic Income Trust

  Mosaic Government Fund
  Mosaic Intermediate Income Fund
  Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust

  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by Mosaic Funds Distributor, LLC in any jurisdiction in which such offering may not be lawfully made.

Transfer Agent
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
888-670-3600

Shareholder Service
Toll-free nationwide: (888) 670 3600
Mosaic Tiles (24 hour automated information) Toll-free nationwide: (800) 336 3063

Mosaic Funds
550 Science Drive
Madison, Wisconsin 53711
www.mosaicfunds.com

SEC File Number 811-2910